UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22143

WALTHAUSEN FUNDS
(Exact name of registrant as specified in charter)

     2691 Route 9, Suite 102, Malta, NY 12020
     (Address of principal executive offices) (Zip code)

John B. Walthausen
Walthausen Funds
2691 Route 9, Suite 102, Malta, NY 12020
(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 348-7217

Date of fiscal year end: January 31

Date of reporting period: January 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

WALTHAUSEN SMALL CAP VALUE FUND

TICKER WSCVX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
January 31, 2014

Walthausen Small Cap Value Fund
Annual Report
January 31, 2014

Dear Fellow Shareholders,

The fiscal year ended January 31, 2014 was both surprising and somewhat disappointing. Small cap stocks, which seemed fully valued at the beginning of the year, continued to appreciate very steadily, with the Russell 2000 Value Index up in each of our fiscal quarters. In total, the benchmark was up 22.0% for the fiscal year, but it badly trailed the 27.0% gained by the broader Russell 2000 Index. In fact, for the twelve months growth stocks performed very strongly. That does make sense when you look at valuations as a discount of future earnings. As investors became convinced that low interest rates will prevail for an extended period of time, the implied discount rate fell and the value of earnings in the out years rose relative to the near term earnings.

While the Fund's absolute returns were positive at 20.8%, in this type of market we lagged our benchmark by 1.22% . This was a disappointment after having generated five straight years of outperformance since the inception of the Fund. The largest single factor affecting the relative underperformance versus the benchmark was a large overweight in the materials group. Other factors included some poor performing stocks in both the consumer discretionary and energy sectors. We always expected that there would be off years and, while we carefully looked at why our stock selection was not as powerful as in some years, we are not inclined to make any changes in strategy or process; only continue to refine the process. We were pleased that our five best performing stocks all came from different sectors. Leading the way was GT Advanced Materials (a contrarian pick with a producer of equipment to make materials by the solar power industry). Other strong contributors to performance included Stone Energy (Oil & Gas exploration & production), Hyster-Yale (lift trucks), Altisource Portfolio Solutions (services to mortgage servicers), and PolyOne (chemicals). Interestingly none of these winners were acquired and, in fact, merger and acquisition activity did not play a meaningful role in our performance. We did learn from some bad selections including Titan International where we did not recognize the extent to which falling prices of rubber would erode margins, and refiner Delek, where we were surprised by the wide and sudden swings in the differential between the price of crude oil and the price of the petroleum products they were able to extract from it. Among consumer stocks, we were penalized for holding positions in the for profit education and home building segments.

As we look forward we are concerned by the high valuation of the US stock market. While we believe that these valuations are rational within the context of very low interest rates, we are concerned that neither the low rates nor high valuations will be sustained indefinitely. We are concerned when we look at the work that Robert Schiller has done on the power of price/earnings ratios to predict stock market performance over the long term. If the past does repeat itself, the next 10 years will bring only very low single digit returns. Unfortunately that analysis does not help us to predict outcomes for the current year. We think that the economy and corporate profits will grow but modestly, but we see drags from fiscal policy, probably a modest increase in interest rates, as well as signs of distress in some emerging economies. However, overall we are encouraged that both the US and European economies seem to be growing. We continue to work hard to find stocks where we see company management acting to improve the value of our stockholdings.

Thank you for your continued support.

Sincerely,

John B. Walthausen

2014 Annual Report 1

WALTHAUSEN SMALL CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

1/31/14 NAV $23.08

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED JANUARY 31, 2014

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Walthausen Small Cap Value Fund	20.82%	16.39%	29.35%	16.91%
Russell 2000® Value Index(B)	22.04%	12.97%	20.37%	8.21%

Annual Fund Operating Expense Ratio (from Prospectus dated June 1, 2013): 1.31%

The Fund’s expense ratio for the fiscal year ended January 31, 2014 can be found in the financial highlights included in this report.

The Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the impact of breakpoints in expenses charged as described in Note 4.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Small Cap Value Fund was February 1, 2008.

(B)The Russell 2000® Value Index (whose composition is different from that of the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428.

2014 Annual Report 2

WALTHAUSEN SMALL CAP VALUE FUND

WALTHAUSEN SMALL CAP VALUE FUND by Sectors (Unaudited) (as a percentage of Net Assets)

                      * Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2014 Annual Report 3

EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees, and (2) ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on August 1, 2013 and held through January 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees, and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2013 to
	August 1, 2013	January 31, 2014	January 31, 2014

Actual	$1,000.00	$1,063.39	$6.40

Hypothetical	$1,000.00	$1,019.00	$6.26
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2014 Annual Report 4

Walthausen Small Cap Value Fund

		Schedule of Investments
		January 31, 2014
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
536,280	American Vanguard Corporation	$12,463,147	1.50%
Air Transportation, Nonscheduled
358,850	Era Group Inc. *	10,510,717	1.26%
Air-Condition & Warm Air Heating Equipment & Commercial &
Industrial Refrigeration Equipment
324,500	AAON Inc.	9,624,670	1.16%
Blankbooks, Looseleaf Binders, Bookbinding & Related Work
283,600	Deluxe Corporation	13,768,780	1.66%
Broadwoven Fabric Mills, Man Made Fiber & Silk
286,211	Albany International Corporation Class A	9,894,314	1.19%
Chemicals & Allied Products
582,600	Olin Corporation (a)	14,978,646	1.80%
Computer & Office Equipment
397,025	Lexmark International Inc. Class A (a)	15,559,410	1.87%
Computer Communications Equipment
220,456	Electronics for Imaging, Inc. *	9,340,721	1.12%
Construction Machinery & Equipment
446,173	Columbus McKinnon Corporation *	11,029,397	1.33%
Crude Petroleum & Natural Gas
628,730	Approach Resources Inc. *	12,631,186
424,730	Bill Barrett Corporation * (a)	11,896,687
597,860	Emerald Oil, Inc. *	4,585,586
130,840	PDC Energy, Inc. *	6,523,682
329,243	Stone Energy Corporation *	10,190,071
		45,827,212	5.51%
Cutlery, Handtools & General Hardware
878,180	Blount International, Inc. *	11,258,268	1.35%
Electronic Components & Accessories
1,205,025	Vishay Intertechnology Inc. *	16,364,239	1.97%
Fats & Oils
755,180	Darling International Inc. *	14,771,321	1.78%
Fire, Marine & Casualty Insurance
391,993	Horace Mann Educators Corporation	10,936,605
304,080	Kemper Corporation	11,174,940
180,150	Platinum Underwriters Holdings, Ltd.	10,239,726
		32,351,271	3.89%
General Industrial Machinery & Equipment, NEC
1,441,840	Flow International Corporation *	5,825,034	0.70%
Greeting Cards
228,113	CSS Industries Inc.	6,113,428	0.74%
Industrial Inorganic Chemicals
341,015	LSB Industries, Inc. *	11,291,007	1.36%
Industrial Trucks, Tractors, Trailers & Stackers
171,680	Hyster-Yale Materials Handling, Inc.	14,723,277
73,690	NACCO Industries, Inc. Class A	4,350,657
		19,073,934	2.29%
Laboratory Analytical Instruments
1,035,940	Nordion Inc. * (Canada)	9,903,586	1.19%
Life Insurance
278,810	Primerica, Inc.	11,746,265	1.41%

* Non-Income Producing Securities. (a) All or a portion of shares are on loan. The accompanying notes are an integral part of these financial statements.

2014 Annual Report 5

Walthausen Small Cap Value Fund

		Schedule of Investments
		January 31, 2014
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Machine Tools, Metal Cutting Types
100,000	Hardinge Inc.	$1,377,000	0.17%
Metal Forgings & Stampings
393,761	Materion Corp.	10,462,230
304,690	TriMas Corp. *	10,603,212
		21,065,442	2.53%
Miscellaneous Business Credit Institution
612,360	Intrepid Potash, Inc. * (a)	9,001,692	1.08%
Miscellaneous Business Credit Institution
481,040	PHH Corporation *	11,674,841	1.40%
Miscellaneous Fabricated Metal Products
1,544,970	Mueller Water Products, Inc.	13,410,340	1.61%
Mortgage Bankers & Loan Correspondents
313,715	Ocwen Financial Corp. *	13,847,380
257,255	Walter Investment Management Corp. * (a)	7,933,744
		21,781,124	2.62%
Motor Vehicle Parts & Accessories
759,599	Modine Manufacturing Corporation *	9,950,747	1.20%
National Commercial Banks
307,100	Community Bank System Inc.	10,932,760
183,310	City Holding Company	8,179,292
		19,112,052	2.30%
Oil & Gas Field Exploration Services
1,141,964	Synergy Resources Corporation *	9,866,569	1.19%
Oil & Gas Field Services, NEC
100,000	Natural Gas Services Group, Inc. *	2,890,000	0.35%
Operative Builders
188,430	M.D.C. Holdings, Inc. *	5,820,603
429,380	M/I Homes, Inc. *	10,558,454
		16,379,057	1.97%
Pharmaceutical Preparations
616,340	Cambrex Corporation *	11,568,702	1.39%
Plastic Materials, Synth Resin
290,334	Hexcel Corp. *	12,101,121
375,610	Kraton Performance Polymers Inc. *	9,394,006
344,410	Polyone Corp.	12,247,220
		33,742,347	4.06%
Prefabricated Metal Buildings & Components
663,733	NCI Building Systems, Inc. *	12,239,237	1.47%
Printed Circuit Boards
548,280	Sanmina Corporation *	9,167,242	1.10%
Pulp Mills
1,258,910	Mercer International Inc. (Canada) *	11,758,219	1.41%
Radio & Tv Broadcasting & Communication Equipment
536,710	Orbital Sciences Corporation *	13,122,559	1.58%
Railroad Equipment
130,230	FreightCar America, Inc.	2,992,685	0.36%
Refrigeration & Service Industries
212,930	Standex International Corp.	12,111,458	1.46%
Retail - Variety Stores
459,020	Big Lots, Inc. *	12,297,146	1.48%

* Non-Income Producing Securities. (a) All or a portion of shares are on loan. The accompanying notes are an integral part of these financial statements.

2014 Annual Report 6

Walthausen Small Cap Value Fund

		Schedule of Investments
		January 31, 2014
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Rolling Drawing & Extruding of Nonferrous Metals
182,510	Kaiser Aluminum Corporation	$12,741,023	1.53%
Savings Institution, Federally Chartered
518,785	Dime Community Bancshares, Inc.	8,476,947	1.02%
Semiconductors & Related Devices
2,070,507	Amkor Technology, Inc. *	10,973,687
286,860	Cabot Microelectronics Corporation *	11,566,195
1,425,423	GT Advanced Technologies, Inc. * (a)	14,639,094
		37,178,976	4.47%
Services - Business Services, NEC
462,050	ExlService Holdings, Inc. *	11,620,557	1.40%
Services - Computer Integrated Systems Design
553,590	Convergys Corporation	11,276,628
158,220	SYNNEX Corporation *	8,884,053
		20,160,681	2.42%
Services - Consumer Credit Reports
75,270	Altisource Portfolio Solutions S.A. * (Luxembourg)	9,840,800	1.18%
Services - Educational Services
192,950	Capella Education Company	12,038,150	1.45%
Services - Help Supply Services
140,844	CDI Corp.	2,411,249
188,678	Insperity, Inc.	6,230,148
		8,641,397	1.04%
Services - Hospitals
201,890	Magellan Health Services Inc. *	12,079,079	1.45%
Short-Term Business Credit Institutions
246,355	Asta Funding Inc. *	2,020,111	0.24%
Special Industry Machinery (No Metalworking Machinery)
491,153	John Bean Technologies Corporation	15,161,893	1.82%
Special Industry Machinery, NEC
150,000	Amtech Systems, Inc. *	1,450,500	0.17%
State Commercial Banks
286,020	Bryn Mawr Bank Corp.	7,971,377
878,430	CVB Financial Corp.	13,106,176
192,010	First Financial Bankshares, Inc. (a)	11,745,252
81,310	Great Southern Bancorp, Inc.	2,248,221
326,920	Hancock Holding Co.	11,311,432
407,910	Wilshire Bancorp, Inc.	4,062,784
		50,445,242	6.07%
Steel Works, Blast Furnaces & Rolling & Finishing Mills
234,980	Titan International, Inc.	3,938,265
290,620	Worthington Industries, Inc.	11,781,735
		15,720,000	1.89%
Telephone & Telegraph Apparatus
136,170	Plantronics, Inc.	5,845,778	0.70%
Textile Mill Products
239,480	Lydall Inc. *	4,231,612
540,849	Unifi, Inc. *	12,542,288
		16,773,900	2.02%
Tires & Inner Tubes
543,120	Cooper Tire & Rubber Company	12,709,008	1.53%

* Non-Income Producing Securities. (a) All or a portion of shares are on loan. The accompanying notes are an integral part of these financial statements.

2014 Annual Report 7

Walthausen Small Cap Value Fund

	Schedule of Investments
	January 31, 2014
Shares/Principal Amount	Fair Value	% of Net Assets
COMMON STOCKS
Wholesale - Machinery, Equipment & Supplies
250,000 Lawson Products, Inc. *	$3,555,000	0.43%
Wholesale - Petroleum & Petroleum Products (No Bulk Stations)
18,942 Adams Resources & Energy, Inc.	1,260,022	0.15%
Wood Household Furniture, (No Upholstered)
339,382 Bassett Furniture Industries Inc.	4,785,286	0.58%
Total for Common Stocks (Cost $608,130,957)	$809,708,176	97.37%
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
58,115,170 Fidelity Institutional Treasury Money Market Fund -
Class I 0.01% **	58,115,170	6.99%
(Cost $58,115,170)
MONEY MARKET FUNDS
35,926,919 Fidelity Institutional Treasury Money Market Fund -
Class I 0.01% **	35,926,919	4.32%
(Cost $35,926,919)
Total Investment Securities	903,750,265	108.68%
(Cost $702,173,046)
Liabilities In Excess of Other Assets	(72,181,813)	-8.68%
Net Assets	$831,568,452	100.00%

* Non-Income Producing Securities.
** Variable rate security; the yield rate shown represents the rate at January 31, 2014.
(a) All or a portion of shares are on loan.

The accompanying notes are an integral part of these
financial statements.

2014 Annual Report 8

Walthausen Small Cap Value Fund

Statement of Assets and Liabilities
January 31, 2014

Assets:
Investment Securities at Fair Value	$903,750,265	(1)
(Cost $702,173,046)
Cash	9,221
Receivable for Shareholder Subscriptions	733,399
Dividends Receivable	56,157
Interest Receivable	209
Receivable for Income from Securities on Loan	29,550
Total Assets	904,578,801
Liabilities:
Payable for Securities Purchased	12,634,904
Payable for Shareholder Redemptions	1,365,619
Payable for Collateral Received for Securities Loaned (Note 5)	58,115,170
Payable to Advisor for Management Fees (Note 4)	726,264
Payable to Advisor for Service Fees (Note 4)	168,392
Total Liabilities	73,010,349
Net Assets	$831,568,452

Net Assets Consist of:
Paid In Capital	$597,017,020
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	32,974,213
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	201,577,219
Net Assets, for 36,023,144 Shares Outstanding	$831,568,452
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($831,568,452/36,023,144 shares)	$23.08
Redemption Price Per Share ($23.08 * 0.98) (Note 2)	$22.62

Statement of Operations
For the fiscal year ended January 31, 2014

Investment Income:
Dividends	$7,188,177
Interest	4,010
Securities Lending Income (Note 5)	455,036
Total Investment Income	7,647,223
Expenses:
Management Fees (Note 4)	7,675,536
Service Fees (Note 4)	1,851,330
Total Expenses	9,526,866

Net Investment Income (Loss)	(1,879,643)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	65,271,608
Net Change in Unrealized Appreciation (Depreciation) on Investments	76,758,997
Net Realized and Unrealized Gain (Loss) on Investments	142,030,605

Net Increase (Decrease) in Net Assets from Operations	$140,150,962

(1) Includes securities out on loan to brokers with a market value of $56,378,012.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report 9

Walthausen Small Cap Value Fund

Statements of Changes in Net Assets
	2/1/2013	2/1/2012
	to	to
	1/31/2014	1/31/2013
From Operations:
Net Investment Income (Loss)	$(1,879,643)	$609,621
Net Realized Gain (Loss) on Investments	65,271,608	38,704,955
Net Change in Unrealized Appreciation (Depreciation) on Investments	76,758,997	79,464,911
Increase (Decrease) in Net Assets from Operations	140,150,962	118,779,487
From Distributions to Shareholders:
Net Investment Income	-	(576,246)
Net Realized Gain from Security Transactions	(41,018,962)	(20,211,426)
Change in Net Assets from Distributions	(41,018,962)	(20,787,672)
From Capital Share Transactions:
Proceeds From Sale of Shares	233,855,411	286,776,334
Proceeds From Redemption Fees (Note 2)	63,870	52,259
Shares Issued on Reinvestment of Dividends	37,832,565	19,622,501
Cost of Shares Redeemed	(187,049,035)	(80,990,106)
Net Increase from Shareholder Activity	84,702,811	225,460,988

Net Increase in Net Assets	183,834,811	323,452,803

Net Assets at Beginning of Period	647,733,641	324,280,838
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income of $0 and $0)	$831,568,452	$647,733,641

Share Transactions:
Issued	10,471,305	15,701,711
Reinvested	1,561,394	1,038,228
Redeemed	(8,324,660)	(4,565,218)
Net Increase in Shares	3,708,039	12,174,721
Shares Outstanding Beginning of Period	32,315,105	20,140,384
Shares Outstanding End of Period	36,023,144	32,315,105

Financial Highlights
Selected data for a share outstanding
throughout the period:	2/1/2013	2/1/2012	2/1/2011	2/1/2010	2/1/2009
	to	to	to	to	to
	1/31/2014	1/31/2013	1/31/2012	1/31/2011	1/31/2010
Net Asset Value -
Beginning of Period	$20.04	$16.10	$16.19	$11.27	$7.05
Net Investment Income (Loss) (a)	(0.06)	0.03	(0.03)	(0.02)	(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized) (b)	4.29	4.64	0.15	4.93	4.24
Total from Investment Operations	4.23	4.67	0.12	4.91	4.22
Distributions (From Net Investment Income)	-	(0.02)	-	-	-
Distributions (From Realized Capital Gains)	(1.19)	(0.71)	(0.22)	-	-
Total Distributions	(1.19)	(0.73)	(0.22)	-	-
Proceeds from Redemption Fees (Note 2)	- +	- +	0.01	0.01	- +
Net Asset Value -
End of Period	$23.08	$20.04	$16.10	$16.19	$11.27
Total Return (c)	20.82%	29.27%	0.95%	43.66%	59.86%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$831,568	$647,734	$324,281	$251,821	$31,307
Ratio of Expenses to Average Net Assets	1.24%	1.30%	1.32%	1.38%	1.45%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.24%	0.15%	-0.16%	-0.14%	-0.20%
Portfolio Turnover Rate	69.87%	52.63%	55.36%	52.72%	69.87%

+ Amount calculated is less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report 10

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SMALL CAP VALUE FUND
January 31, 2014

1.) ORGANIZATION:
Walthausen Small Cap Value Fund (the "Fund") was organized as a diversified series of the Walthausen Funds (the "Trust") on January 14, 2008. The Trust is an open-end investment company under the Investment Company Act of 1940, as amended. The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on February 1, 2008. As of January 31, 2014, there were two series authorized by the Trust. The Fund's investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

After December 31, 2012, the Fund closed to new investors. However, investors in the following categories may continue to invest in the Fund. You may purchase additional Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are: (i) a current Fund shareholder as of December 31, 2012; (ii) a participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of December 31, 2012; (iii) a broker/dealer wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of December 31, 2012 purchasing shares on behalf of new and existing clients; or (iv) a client who maintains a managed account with Walthausen & Co., LLC. Except as otherwise noted, these restrictions apply to investments made directly with the Fund through its Transfer Agent, investments made indirectly through financial institutions and investments made indirectly through financial intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Fund management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2014, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90

2014 Annual Report 11

Notes to Financial Statements - continued

days or less. During the fiscal year ended January 31, 2014, proceeds from redemption fees amounted to $63,870.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. As of January 31, 2014, net investment loss in the amount of $1,879,643 was reclassified to accumulated undistributed net realized gain on investments.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

3.) SECURITIES VALUATIONS:
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

2014 Annual Report 12

Notes to Financial Statements - continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$809,708,176	$0	$0	$809,708,176
Investments Purchased with Cash
Proceeds from Securities Lending	58,115,170	0	0	58,115,170
Money Market Funds	35,926,919	0	0	35,926,919
Total	$903,750,265	$0	$0	$903,750,265

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 2 or Level 3 assets during the fiscal year ended January 31, 2014. There were no transfers into or out of the levels during the fiscal year ended January 31, 2014. It is the Fund’s policy to consider transfers into or out of each level as of the end of the reporting period.

2014 Annual Report 13

Notes to Financial Statements - continued

The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2014.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS:
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Advisor (the "Services Agreement"), the Advisor is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. For its services, the Advisor receives service fees equal to an annual rate of 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund’s average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million.

For the fiscal year ended January 31, 2014, the Advisor earned management fees totaling $7,675,536, of which $726,264 was due to the Advisor at January 31, 2014. For the same period, the Advisor earned services fees of $1,851,330, of which $168,392 was due to the Advisor at January 31, 2014.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid Trustees’ fees of $1,000 plus travel and related expenses for the fiscal year ended January 31, 2014. Under the Management Agreement, the Advisor pays these fees.

5.) SECURITIES LENDING
The Fund has entered into an agreement with Huntington National Bank, an unaffiliated party, as lending agent, dated November 30, 2011 (“Agreement”), to provide securities lending services to the Fund. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Fund’s negotiated lenders’ fees and the Fund receives cash collateral in an amount equal to 102% of the fair value of loaned securities. The borrowers of securities are at all times required to post cash collateral to the portfolio in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrowers default on their obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrowers on demand; if the borrowers default on their obligation to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund continues to receive interest or dividend payments on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral plus any fees paid by the borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. As of January 31, 2014, the Fund loaned common stocks having a fair value of $56,378,012, and received $58,115,170 of cash collateral for the loan. This cash was invested in a money market fund as presented on the Schedule of Investments.

In January, 2013, the FASB issue ASU No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" in GAAP and International Reporting Financial Standards ("IFRS"). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial state-

2014 Annual Report 14

Notes to Financial Statements - continued

ments prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments, including security lending transactions, that are offset in a reporting entity's Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement ("MNA"). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amount offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amount subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). As such, below is additional information regarding the Fund’s securities lending as of January 31, 2014:

Assets:
Gross Amounts Not
Offset in the Statement of
Assets and Liabilities
		Gross	Net Amount of
		Amounts	Assets
	Gross	Offset in the	Presented in the
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
Securities
Lending	$56,378,012	$0	$56,378,012	$0	$56,378,012	$0

Liabilities:
Gross Amounts Not
Offset in the Statement of
Assets and Liabilities
		Gross	Net Amount of
		Amounts	Liabilities
	Gross	Offset in the	Presented in the
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Securities
Lending	$58,115,170	$0	$58,115,170	$58,115,170	$0	$0

6.) CAPITAL SHARES:
The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Paid in capital at January 31, 2014 was $597,017,020 representing 36,023,144 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES:
For the fiscal year ended January 31, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $550,304,670 and $509,419,819, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS:
For Federal income tax purposes, the cost of investments owned at January 31, 2014 was $702,286,036. At January 31, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$213,111,505	($11,647,276)	$201,464,229

9.) CONTROL OWNERSHIP:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2014, Charles Schwab & Co., Inc. located at 101

2014 Annual Report 15

Notes to Financial Statements - continued

Montgomery Street, San Francisco, California, for the benefit of its clients, and NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, both held, in aggregate, 38.37% and 38.77%, respectively, of the shares of the Fund, and therefore each may be deemed to control the Fund.

10.) DISTRIBUTIONS TO SHAREHOLDERS:
For the fiscal year ended January 31, 2014, there was a distribution from short-term capital gain of $0.38693 per share and a long-term capital gain of $0.80285 per share paid on December 23, 2013 to shareholders of record on December 21, 2013.

Distributions paid from:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2014	January 31, 2013
Ordinary Income .	$ -0-	$ 1,300,834
Short-Term Capital Gain	13,339,833	-0-
Long-Term Capital Gain	27,679,129	19,486,838
	$ 41,018,962	$ 20,787,672

As of January 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 11,273,195
Undistributed long-term capital gains	21,814,008
Unrealized appreciation on investments – net	201,464,229
$ 234,551,432

Book to tax differences are primarily attributable to the tax deferral of wash sales.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

2014 Annual Report 16

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2014 Annual Report 17

ADDITIONAL INFORMATION
January 31, 2014
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT:
On January 21, 2014 the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement (the "Agreement") between the Trust and the Advisor (or “Management”), on behalf of the Walthausen Small Cap Value Fund. In reviewing the Agreement, the Board of Trustees received materials from the Advisor addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Advisor to discuss the terms of the Agreement. The Board reviewed the history of the Advisor, including background and investment management experience, as well as the Fund's performance since its' inception, important factors relating to the Fund's performance, the Advisor's investment and research strategy, the Advisor's strength, and expected expenses and revenue from the Fund.

Walthausen Small Cap Value Fund

As to the performance of the Fund, the materials included information regarding the Fund's performance compared to a peer group of 32 similar funds in the small value funds category with net assets between $500 million and $1.4 billion as well as the overall Morningstar Small Value category. For the 1-year period ended November 30, 2013, the Fund was up 39.15%, compared to 37.51% for the peer group, 38.03% for the category and 37.60% for the Russell 2000® Value Index. For the 3-year period ended November 30, 2013, the Fund had an average annualized return of 20.86%, compared to 16.20% for the peer group, 16.34% for the category and 16.85% for the Russell 2000® Value Index. For the 5-year period ended November 30, 2013, the Fund had an average annualized return of 27.88%, compared to 21.17% for the peer group, 21.10% for the category and 18.61% for the Russell 2000® Value Index. Since inception, the Fund had an average annualized return of 18.31% compared to 8.84% for the Russell 2000® Value Index. The Trustees discussed that the data showed that the Fund outperformed its peer group, category and benchmark for the 1-year, 3-year, 5-year, and since inception through the period ended November 30, 2013. Having considered the comparative data as described above, the Board concluded that the performance of the Fund was exceptional. They pointed out that the Advisor has been excellent in up and down markets and exceeded their expectations. The Board also noted and was impressed with the Advisor’s track record.

As to the nature, extent and quality of the services provided by the Advisor, the Board analyzed the Advisor's experience and capabilities. A representative of the Advisor summarized the information provided to the Board. The Board discussed the Advisor’s financial condition, the portfolio manager's background and investment management experience. Management noted that there were no changes in the personnel managing the Fund. Management also noted that there were no changes to the business or organization of the Advisor, noting only one departure since inception of the Advisor in 2007. The Board pointed out that such consistency in personnel was exceptional; to which the Advisor noted that all of the staff members have a vested interest in the success of the firm. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s ADV and the Rule 17j-1 Code of Ethics certifications. The Board discussed the quality of the Advisor’s compliance efforts. The Board also reviewed the Advisor’s financial stability. After reviewing the foregoing and further information from the Advisor, the Board concluded that the quality, extent, and nature of the services being provided by the Advisor were satisfactory and adequate. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were pleased and satisfied with the quality of services provided by the Advisor, and believe that the Advisor has the resources to meet its obligations under the Agreement. They noted that both portfolio management and CCO services were acceptable.

As to the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor is paying substantially all operating expenses of the Fund pursuant to Services Agreement. Additionally, the Advisor provides the Fund with officers, including the CCO, marketing support and office space. During the discussion, it was noted that during the past year the Advisor had contractually agreed to reduce the Services Agreement fee to include an additional breakpoint which provides additional economies of scale as the Small Cap grows. Under the Services Agreement,

2014 Annual Report 18

Additional Information (Unaudited) - continued

the Fund accrues a fee at an annual rate of 0.45% on the Fund’s average daily net assets up to $100 million, net assets between $100 million and $500 million are charged 0.25%, and the Services Agreement fee for average daily net assets in excess of $500 million are reduced to 0.15% . A representative of the Advisor reviewed a summary of the Advisor’s profitability resulting from the services provided to Small Cap for the period since the last renewal. The analysis showed that the net profits from portfolio advisory services as well as the net profits overall. The Board concluded that the Advisor’s profitability was at an acceptable level, particularly in light of the extent and quality of the services being provided to the Fund. The Board noted that overall the Advisor was properly incentivized to provide robust services.

Turning to the level of expenses, the Board was presented with a comparative analysis of advisory fees and expense ratios based on publicly available data that was drawn from its peer group. Included in the comparison were funds with similar asset ranges and the overall Morningstar Small Value category. It was also noted that the Advisor is responsible under the Services Agreement for paying all but a very small fraction of the Fund's ordinary expenses. The Board also noted that the Fund's current expense ratio of 1.31% was higher than the average expense ratio of 1.12% for the peer group, but within the range of its peers. The Board also noted that the Fund’s expense ratio was below the Morningstar category average of 1.41% . Additionally, it was noted that the management fee of 1.00% was above the peer group average of 0.77% and Morningstar category average of 0.83%, but also within the range of its peers. The Trustees reviewed information regarding fees charged by the Advisor for other client relationships. A representative of the Advisor noted that a number of the investment advisory relationships are in a sub-advisory capacity and consequently not comparable to the services provided to the Fund. Fees for the sub-advisory services range from 0.40% to 0.50% of assets under management. The balance of the accounts are charged between 0.85% and 1.00% of assets under management, which was noted to be similar or equal to advisory expenses charged to the Fund. The Trustees discussed the soft dollar benefits that the Advisor receives from Fund trades. Having considered the comparative data as described above, the Board concluded that the Fund’s management fee and expense ratio were reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether economies of scale have been realized with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Advisor has added breakpoints to the Services Agreement contract, therefore, as the Fund grows shareholders benefit from economies of scale. Additionally, the Trustees considered that after December 31, 2012, the Fund was closed to new investors with certain exceptions. The Trustees discussed the benefits to the existing shareholders that resulted from management’s decision to close the Fund. It was also noted that while the Fund was closed to new investors, the net assets of the Fund can continue to grow through appreciation and through further investments of existing shareholders. The Trustees concluded that the breakpoints in the Services Agreement provide appropriate economies of scale to the shareholder. They concluded that breakpoints in the advisory fee were not necessary at this time.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Independent Trustees reported that after further consideration, they were pleased with the performance of the Advisor. It was the consensus of the Trustees, including the Independent Trustees that renewal of the Agreement would be in the best interest of the Fund.

2014 Annual Report 19

Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Ste 800 Cleveland, Ohio 44115 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Small Cap Value Fund (the "Fund"), a series of Walthausen Funds, as of January 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Small Cap Value Fund as of January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
March 27, 2014

2014 Annual Report 20

TRUSTEES AND OFFICERS
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	2	None
Year of Birth: 1945	and Trustee		Co., LLC 9/1/07 to Present. Portfolio
Manager, Paradigm Capital
Management 1994 to 2007.

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer,	N/A	N/A
Year of Birth: 1958	and Chief		Walthausen & Co., LLC, 2007 to
	Compliance		Present. V.P. Institutional Equity
	Officer		Sales, C. L. King & Associates, 2001
to 2007.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst, Walthausen & Co.,	N/A	N/A
Year of Birth: 1970			LLC, 2007 to Present. Equity
Analyst, Paradigm Capital
Management 2006 to 2007.
Administrative Assistant, Ace
Hardware Corp. 1997 to 2006.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Age	with the	Time Served	During	Overseen By	Held By
	Trust		Past 5 Years	Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Retired as of 5/10/13. Executive	2	None
Year of Birth: 1951	Trustee		Director, Fredric Remington Art
Museum, 8/15/05 to 5/10/13.

Hany A. Shawky	Independent	Since 2009	Founding Director, Center for Institu-	2	None
Year of Birth: 1947	Trustee		tional Investment Management,
School of Business, University at
Albany, July 2002-October 2007.
Professor of Finance at the
University at Albany, N.Y. October
2007 to present.

Clara K. Wentland	Independent	Since 2008	Member of Mental Health Services	2	None
Year of Birth: 1949	Trustee		Council of New York State 3/31/04 to
3/31/08.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2014 Annual Report 21

Board of Trustees
Edward A. LaVarnway
Hany A. Shawky
John B. Walthausen
Clara K. Wentland

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
The Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SMALL CAP VALUE FUND
2691 Route 9, Suite 102
Malta, NY 12020

WALTHAUSEN SELECT VALUE FUND

INSTITUTIONAL CLASS   TICKER WSVIX
RETAIL CLASS   TICKER WSVRX
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
January 31, 2014

Walthausen Select Value Fund
Annual Report
January 31, 2014

Dear Fellow Shareholders,

The Walthausen Select Value Fund's (the “Fund”) third full fiscal year, which ended January 31st 2014, was surprisingly good. The US equity markets were strong virtually throughout the year with only minor reversals in three months. Our benchmark Russell 2500 Value Index was up 21.5% for the fiscal year, trailing the more broadly based Russell 2500 Index which was up 27.0% for the same time period. We were pleased to see the Fund beat both those indices with a 29.3% gain for the Institutional Class. We were surprised to see a year when the Fund did so much better than our other mutual fund, the Walthausen Small Cap Value Fund, given that the same philosophy and processes drive both funds. Our best evaluation is that investors looking to put money into US equities preferred the better known and more liquid stocks which populate the Fund.

The predominant factor driving the outperformance was stock selection as opposed to sector allocation. We enjoyed particularly good success within the Information Technology and Financial Sectors. In the Information Technology group the performance was lead by two special situations play, GT Advanced Technologies and Lexmark International, while in Financials, it was quality which lead the way with Assurant, Bank of the Ozarks and First Financials. Poor performing names came mainly from the Energy sector where we took losses in Northern Oil and Gas, Halcon Resources and Western Refining. We then restructured our investments in the energy space with two positions in gas rich companies (Ultra Petroleum and WPX Energy), as we saw signs that the price of natural gas was starting to recover, as well as adding one acreage rich/production poor company with operations in the Permian Basin located in West Texas (Approach Resources). The balance of our portfolio actions were small moves to strengthen the quality of the portfolio and to rebalance.

We are pleased with the performance this Fund has achieved since inception but constantly question, as I am sure you all do, whether we have achieved this by taking imprudent risks. Brian Portnoy in his recent book "The Investor's Paradox" points out that nearly every investment-related fund blowup is due to excessive risk in at least one of the five categories that he mentions. They are Complexity (we are simple and direct- 40 equally weighted domestic small to mid cap stocks), Illiquidity (all our holdings trade well on established domestic markets and have broad based ownership), Leverage (we do not employ any leverage in the Fund and closely monitor leverage employed by the companies we hold), Concentration (with 40 names we are more concentrated than most of our peers but hold to a close to equal weighting and look at each holding to see how it relates to each of the other holdings) and finally Directionality (here we are guilty, at least versus market neutral investments - we believe that there is benefit to being exposed to the smaller stocks that will, in spite of volatility, reward investors over time).

As we look forward to the new fiscal year, we continue to believe that the US economy will continue to expand despite the slower Federal spending and both consumers and businesses reluctance to spend and invest. We are heartened by clear signs that Europe is mostly recovering but worry that problems in several emerging economies and a slowdown in growth of the Chinese economy will create broader problems. We also worry that the stock market valuations are high, particularly in light of possible increases in interest rates, and that corporate profits, which are at all time highs as a percentage of GDP, are not likely to support another meaningful increase in equity prices.

We are maintaining our strategy of concentrating our portfolio in companies where we are convinced of the strength of the business model and where we believe that management will act in the best interest of shareholders.

Thank you for your support.

Sincerely,

John B. Walthausen

2014 Annual Report 1

WALTHAUSEN SELECT VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

1/31/14 Institutional Class NAV $15.19
1/31/14 Retail Class NAV $15.05

TOTAL RETURNS (%) AS OF JANUARY 31, 2014.			Since
	1 Year(A)	3 Years(A)	Inception(A)
Walthausen Select Value Fund - Institutional Class	29.31%	17.17%	16.74%
Walthausen Select Value Fund - Retail Class	28.89%	16.82%	16.41%
Russell 2500® Value Index(B)	21.50%	13.77%	13.88%

Annual Fund Operating Expense Ratios (from Prospectus dated June 1, 2013):
     Institutional Class - Gross 1.47%, Net 1.22%
     Retail Class - 1.47%

The Advisor reimbursed and/or waived certain expenses of the Fund’s Institutional and Retail Classes. Absent that arrangement, the performance of the Classes would have been lower.

The Fund’s expense ratio for the fiscal year ended January 31, 2014 can be found in the financial highlights included in this report.

The Annual Fund Operating Expense Ratios reported above will not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A)1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Walthausen Select Value Fund was December 27, 2010.

(B)The Russell 2500® Value Index (whose composition is different from that of the Fund) measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-925-8428.

2014 Annual Report 2

WALTHAUSEN SELECT VALUE FUND

WALTHAUSEN SELECT VALUE FUND by Sectors (Unaudited) (as a percentage of Net Assets)

   * Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Walthausen & Co., LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.walthausenfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-925-8428). This information is also available on the SEC’s website at http://www.sec.gov.

2014 Annual Report 3

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees, and (2) ongoing costs, including management fees, service fees, distribution 12b-1 fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on August 1, 2013 and held through January 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Additionally, although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes management fees, service fees, distribution 12b-1 fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, IRA maintenance fees described above or expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2013
	August 1, 2013	January 31, 2014	January 31, 2014

Actual	$1,000.00	$1,088.28	$6.32

Hypothetical**	$1,000.00	$1,019.16	$6.11
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the partial period).

Retail Class
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2013
	August 1, 2013	January 31, 2014	January 31, 2014

Actual	$1,000.00	$1,086.06	$7.62

Hypothetical**	$1,000.00	$1,017.90	$7.38
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the aver- age account value over the period, multiplied by 184/365 (to reflect the partial period).

2014 Annual Report 4

Walthausen Select Value Fund

		Schedule of Investments
		January 31, 2014
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
12,320	Assurant, Inc.	$805,112	2.27%
Blankbooks, Looseleaf Binders & Bookbinding & Related Work
18,230	Deluxe Corporation	885,066	2.50%
Chemicals & Allied Products
31,170	Olin Corporation	801,381	2.26%
Computer & Office Equipment
24,710	Lexmark International Inc. Class A (a)	968,385	2.74%
Converted Paper & Paperboard Products (No Containers/Boxes)
17,240	Avery Dennison Corp.	849,415	2.40%
Crude Petroleum & Natural Gas
43,180	Approach Resources Inc. *	867,486
15,840	Ultra Petroleum Corp. * (a)	379,368
49,790	WPX Energy, Inc. *	948,500
		2,195,354	6.20%
Electronic Components & Accessories
66,830	Vishay Intertechnology Inc. *	907,551	2.56%
Fabricated Structural Metal Products
43,060	Darling International Inc. *	842,254	2.38%
Fats & Oils
5,780	Valmont Industries, Inc.	846,076	2.39%
Fire, Marine & Casualty Insurance
16,920	American Financial Group	929,246
23,700	Horace Mann Educators Corporation	661,230
20,880	Kemper Corporation	767,340
		2,357,816	6.66%
Life Insurance
47,970	Symetra Financial Corporation	918,625	2.59%
Miscellaneous Business Credit Institution
37,880	PHH Corporation *	919,348	2.60%
Miscellaneous Industrial & Commercial Machinery & Equipment
12,910	Moog Inc. Class A *	775,375	2.19%
Mortgage Bankers & Loan Correspondents
20,350	Ocwen Financial Corp. *	898,249	2.54%
Motor Vehicle Parts & Accessories
11,400	Visteon Corporation *	923,514	2.61%
Operative Builders
32,100	M.D.C. Holdings, Inc. *	991,569	2.80%
Pharmaceutical Preparations
16,760	Mallinckrodt plc * (Ireland)	969,231	2.74%
Plastic Materials, Synth Resin
19,830	Hexcel Corp. *	826,514	2.33%
Plastics Products, NEC
13,120	AptarGroup, Inc.	837,056	2.36%
Printed Circuit Boards
112,800	Flextronics International Ltd. *	919,320	2.60%
Retail - Variety Stores
34,630	Big Lots, Inc. *	927,738	2.62%
Rolling Drawing & Extruding of Nonferrous Metals
14,020	Mueller Industries, Inc.	872,605	2.47%

* Non-Income Producing Securities. (a) All or a portion of shares are on loan. The accompanying notes are an integral part of these financial statements.

2014 Annual Report 5

Walthausen Select Value Fund

		Schedule of Investments
		January 31, 2014
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Semiconductors & Related Devices
23,200	Cabot Microelectronics Corporation *	$935,424
105,550	GT Advanced Technologies, Inc. *	1,083,998
		2,019,422	5.70%
Services - Business Services, NEC
26,150	Broadridge Financial Solutions, Inc.	948,983	2.68%
Services - Educational Services
25,010	DeVry Education Group Inc.	903,861	2.55%
Services - Hospitals
28,790	HealthSouth Corp. *	895,945
14,850	Magellan Health Services, Inc. *	888,475
		1,784,420	5.04%
State Commercial Banks
14,190	Bank of the Ozarks, Inc.	899,646
12,310	First Financial Bankshares, Inc. (a)	753,003
22,770	Independent Bank Corp.	823,363
		2,476,012	7.00%
Steel Works, Blast Furnaces & Rolling & Finishing Mills
18,990	Worthington Industries, Inc.	769,855	2.18%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
15,760	Carpenter Technology Corporation	915,814	2.59%
Surgical & Medical Instruments & Apparatus
9,430	Teleflex Incorporated	883,025	2.49%
Tires & Inner Tubes
39,070	Cooper Tire & Rubber Company	914,238	2.58%
Title Insurance
28,040	Fidelity National Financial, Inc. Class A	884,382	2.50%
Total for Common Stocks (Cost $30,235,856)		$34,737,566	98.12%
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
1,640,854	Fidelity Institutional Treasury Money Market Fund - Class I 0.01% **	1,640,854	4.64%
	(Cost $1,640,854)
MONEY MARKET FUNDS
669,122	Fidelity Institutional Treasury Money Market Fund - Class I 0.01% **	669,122	1.89%
	(Cost $669,122)
Total Investment Securities		37,047,542	104.65%
	(Cost $32,545,832)
Liabilities In Excess of Other Assets		(1,645,916)	-4.65%
Net Assets		$35,401,626	100.00%

* Non-Income Producing Securities.
** Variable rate security; the yield rate shown represents the rate at January 31, 2014.
(a) All or a portion of shares are on loan.

The accompanying notes are an integral part of these
financial statements.

2014 Annual Report 6

Walthausen Select Value Fund

Statement of Assets and Liabilities
January 31, 2014
Assets:
Investment Securities at Fair Value	$37,047,542	(1)
(Cost $32,545,832)
Receivable for Dividends, Interest and Securities Lending	4,325
Receivable for Shareholder Subscriptions	150,668
Total Assets	37,202,535
Liabilities:
Payable for Shareholder Redemptions	122,597
Payable for Collateral Received for Securities Loaned (Note 6)	1,640,854
Payable to Advisor for Management Fees (Note 4)	30,342
Payable to Advisor for Service Fees (Note 4)	7,116
Total Liabilities	1,800,909
Net Assets	$35,401,626
Net Assets Consist of:
Paid In Capital	$30,184,070
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	715,846
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	4,501,710
Net Assets	$35,401,626

Institutional Class
Net Assets	$30,599,947
Shares Outstanding
(Unlimited shares authorized)	2,014,991
Net Asset Value and Offering Price Per Share	$15.19
Redemption Price Per Share ($15.19 * 0.98) (Note 2)	$14.89

Retail Class
Net Assets	$4,801,679
Shares Outstanding
(Unlimited shares authorized)	318,978
Net Asset Value and Offering Price Per Share	$15.05
Redemption Price Per Share ($15.05 * 0.98) (Note 2)	$14.75

Statement of Operations
For the fiscal year ended January 31, 2014
Investment Income:
Dividends	$274,028
Interest	168
Securities Lending Income (Note 6)	6,673
Total Investment Income	280,869
Expenses:
Management Fees (Note 4)	251,418
Service Fees (Note 4)	113,137
Distribution 12b-1 Fees - Retail Class (Note 5)	387
Total Expenses	364,942
Less: Waived Service Fees	(57,796)
Less: Waived Distribution 12b-1 Fee	(387)
Net Expenses	306,759
Net Investment Income (Loss)	(25,890)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	1,490,015
Net Change In Unrealized Appreciation (Depreciation) on Investments	4,291,299
Net Realized and Unrealized Gain (Loss) on Investments	5,781,314
Net Increase (Decrease) in Net Assets from Operations	$5,755,424

(1) Includes securities out on loan to brokers with a fair value of $1,591,132.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report 7

Walthausen Select Value Fund

Statements of Changes in Net Assets
	2/1/2013	2/1/2012
	to	to
	1/31/2014	1/31/2013
From Operations:
Net Investment Income (Loss)	$(25,890)	$(1,432)
Net Realized Gain (Loss) on Investments	1,490,015	158,330
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,291,299	107,725
Increase (Decrease) in Net Assets from Operations	5,755,424	264,623
From Distributions to Shareholders:
Net Investment Income
Institutional Class	-	-
Retail Class	-	-
Net Realized Gain from Security Transactions
Institutional Class	(664,221)	(64,330)
Retail Class	(108,303)	(1,731)
Change in Net Assets from Distributions	(772,524)	(66,061)
From Capital Share Transactions:
Proceeds From Sale of Shares
Institutional Class	12,790,950	13,676,405
Retail Class	5,389,002	126,283
Proceeds From Redemption Fees (Note 2)
Institutional Class	1,496	-
Retail Class	340	-
Shares Issued on Reinvestment of Dividends
Institutional Class	664,221	64,330
Retail Class	108,303	1,731
Cost of Shares Redeemed
Institutional Class	(2,665,302)	(141,764)
Retail Class	(1,058,397)	(6,347)
Net Increase (Decrease) from Shareholder Activity	15,230,613	13,720,638
Net Increase (Decrease) in Net Assets	20,213,513	13,919,200
Net Assets at Beginning of Period	15,188,113	1,268,913
Net Assets at End of Period (Including Accumulated Undistributed	$35,401,626	$15,188,113
Net Investment Income (Loss) of $0 and ($2,271), respectively)
Share Transactions:
Issued
Institutional Class	901,649	1,137,286
Retail Class	369,945	10,928
Reinvested
Institutional Class	42,715	5,698
Retail Class	7,024	154
Redeemed
Institutional Class	(181,669)	(13,196)
Retail Class	(70,101)	(553)
Net Increase (Decrease) in Shares	1,069,563	1,140,317

The accompanying notes are an integral part of these financial statements.

2014 Annual Report 8

Walthausen Select Value Fund

Financial Highlights - Institutional Class
Selected data for a share outstanding throughout the period:	2/1/2013	2/1/2012	2/1/2011	12/27/2010*
	to	to	to	to
	1/31/2014	1/31/2013	1/31/2012	1/31/2011
Net Asset Value -
Beginning of Period	$12.01	$10.23	$10.04	$10.00
Net Investment Income (Loss) (a)	(0.01)	(0.01)	0.00	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	3.54	2.24	0.19	0.05
Total from Investment Operations	3.53	2.23	0.19	0.04
Distributions (From Net Investment Income)	-	-	-	-
Distributions (From Capital Gains)	(0.35)	(0.45)	-	-
Total Distributions	(0.35)	(0.45)	-	-
Proceeds from Redemption Fee (Note 2)	- +	-	-	-
Net Asset Value -
End of Period	$15.19	$12.01	$10.23	$10.04
Total Return (c)	29.31%	22.08%	1.89%	0.40%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$30,600	$15,044	$1,253	$963
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.45%	1.45%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.33%	-0.13%	-0.05%	-0.70%	**
After Reimbursement
Ratio of Expenses to Average Net Assets	1.20%	1.39%	1.45%	1.45%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.08%	-0.08%	-0.05%	-0.70%	**
Portfolio Turnover Rate	77.67%	36.16%	94.46%	3.02%	***

Walthausen Select Value Fund

Financial Highlights - Retail Class
Selected data for a share outstanding throughout the period:	2/1/2013	2/1/2012	2/1/2011	12/27/2010*
	to	to	to	to
	1/31/2014	1/31/2013	1/31/2012	1/31/2011
Net Asset Value -
Beginning of Period	$11.94	$10.19	$10.04	$10.00
Net Investment Income (Loss) (a)	(0.05)	(0.04)	(0.06)	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized) (b)	3.51	2.24	0.21	0.05
Total from Investment Operations	3.46	2.20	0.15	0.04
Distributions (From Net Investment Income)	-	-	-	-
Distributions (From Capital Gains)	(0.35)	(0.45)	-	-
Total Distributions	(0.35)	(0.45)	-	-
Proceeds from Redemption Fee (Note 2)	- +	-	-	-
Net Asset Value -
End of Period	$15.05	$11.94	$10.19	$10.04
Total Return (c)	28.89%	21.88%	1.49%	0.40%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$4,802	$145	$16	$546
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.47%	1.70%	1.70%	1.70%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.37%	-0.38%	-0.55%	-1.29%	**
After Reimbursement
Ratio of Expenses to Average Net Assets	1.45%	1.64%	1.70%	1.70%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.35%	-0.32%	-0.55%	-1.29%	**
Portfolio Turnover Rate	77.67%	36.16%	94.46%	3.02%	***

* Commencement of Operations.
+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report 9

NOTES TO FINANCIAL STATEMENTS
WALTHAUSEN SELECT VALUE FUND
January 31, 2014

1.) ORGANIZATION:
Walthausen Select Value Fund (the "Fund") was organized as a diversified series of the Walthausen Funds (the "Trust") on December 1, 2010. The Trust is an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized in Ohio as a business trust on October 10, 2007 and may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on December 27, 2010. As of January 31, 2014, there were two series authorized by the Trust. The Fund currently offers Institutional Class shares and Retail Class shares. Prior to January 30, 2013 the Institutional Class was named the Investor Class. The classes differ principally in their respective distribution expenses and arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Prior to June 1, 2013, Retail Class shares of the Fund were subject to Rule 12b-1 distribution fees. While the Fund does not currently charge any Rule 12b-1 distribution fees, the Fund does reserve the right to pay or accrue such fees upon notice to shareholders. The Fund's investment objective is to seek long-term capital appreciation. The investment advisor to the Fund is Walthausen & Co., LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2010 -2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2014, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2014, proceeds from redemption fees amounted to $1,496 and $340 for Institutional Class Shares and Retail Class shares, respectively.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax pur-

2014 Annual Report 10

Notes to Financial Statements - continued

poses. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. As of January 31, 2014, net investment loss in the amount of $28,161 was reclassified to accumulated undistributed net realized gain on investments.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS:
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered

2014 Annual Report 11

Notes to Financial Statements - continued

to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$34,737,566	$0	$0	$ 34,737,566
Money Market Funds	669,122	0	0	669,122
Investments Purchased with Cash
Proceeds From Securities Lending	1,640,854	0	0	1,640,854
Total	$37,047,542	$0	$0	$37,047,542

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 2 or Level 3 assets during the fiscal year ended January 31, 2014. There were no transfers into or out of the levels during the fiscal year ended January 31, 2014. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2014.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS:
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services, the Advisor received an investment management fee equal to 1.00% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2014, the Advisor earned management fees totaling $251,418, of which $30,342 was due to the Advisor at January 31, 2014.

Under the terms of the Services Agreement between the Trust and the Advisor (the "Services Agreement"), the Advisor renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses,

2014 Annual Report 12

Notes to Financial Statements - continued

extraordinary or non-recurring expenses. For its services, the Advisor receives a services fee equal to 0.45% of the Fund’s average daily net assets up to $100 million, 0.25% of the Fund's average daily net assets between $100 million and $500 million, and 0.15% of such assets in excess of $500 million. The Advisor has contractually agreed to waive, for the Institutional Class Shares through May 31, 2014, 0.25% of the applicable Services Agreement fees for the class’s average daily net assets up to $100 million. The Advisor may not terminate the fee waiver before May 31, 2014.

For the fiscal year ended January 31, 2014, the Advisor earned services fees of $113,137, of which $7,116 was due to the Advisor at January 31, 2014. Service fees totaling $57,796 were waived with no recapture provision for the fiscal year ended January 31, 2014 for the Institutional Class.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management and services fees paid to the Advisor by the Fund.

The Trustees who are not interested persons of the Fund were each paid Trustees’ fees of $1,000 plus travel and related expenses for the fiscal year ended January 31, 2014. Under the Management Agreement, the Advisor pays these fees.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Advisor for services rendered and expenses borne in connection with brokerage platform fees. This Distribution Plan provides that the Fund will pay the annual rate of 0.25% of the average daily net assets of the Fund's Retail Class shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's shares. Effective June 1, 2013, the Fund does not currently pay or accrue any distribution fees for Retail Class shares; however, the Fund reserves the right to pay or accrue such fees in the future upon notice to shareholders. Prior to June 1, 2013, the Advisor had contractually agreed to waive the Rule 12b-1 fees incurred during the period of December 26, 2013 through May 31, 2013. The Fund incurred distribution 12b-1 fees of $387 for Retail Class shares, during the fiscal year ended January 31, 2014. Retail Class distribution 12b-1 fees totaling $387 were waived with no recapture provision for the fiscal year ended January 31, 2014.

6.) SECURITIES LENDING
The Fund has entered into an agreement with Huntington National Bank, an unaffiliated party, as lender’s agent, dated November 30, 2011 (“Agreement”), to provide securities lending services to the Fund. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Fund’s negotiated lenders’ fees and the Fund receives cash collateral in an amount equal to 102% of the fair value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand; if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Fund continues to receive interest or dividend payments on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral plus any fees paid by the borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. As of January 31, 2014, the Fund loaned common stocks having a fair value of $1,591,132, and received $1,640,854 of cash collateral for the loan. This cash was invested in a money market fund as presented on the Schedule of Investments.

In January, 2013, the FASB issue ASU No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" in GAAP and International Reporting Financial Standards ("IFRS"). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires

2014 Annual Report 13

Notes to Financial Statements - continued

increased disclosure about derivative instruments, including security lending transactions, that are offset in a reporting entity's Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement ("MNA"). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amount offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amount subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). As such, below is additional information regarding the Fund’s securities lending as of January 31, 2014:

Assets:
Gross Amounts Not
Offset in the Statement of
Assets and Liabilities
		Gross	Net Amount of
		Amounts	Assets
	Gross	Offset in the	Presented in the
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
Securities
Lending	$1,591,132	$0	$1,591,132	$0	$1,591,132	$0

Liabilities:
Gross Amounts Not
Offset in the Statement of
Assets and Liabilities
		Gross	Net Amount of
		Amounts	Liabilities
	Gross	Offset in the	Presented in the
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Securities
Lending	$1,640,854	$0	$1,640,854	$1,640,854	$0	$0

7.) CAPITAL SHARES:
The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Paid in capital at January 31, 2014 was $30,184,070 representing 2,014,991 Institutional Class shares outstanding and 318,978 Retail Class shares outstanding.

8.) PURCHASES AND SALES OF SECURITIES:
For the fiscal year ended January 31, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $34,972,355 and $18,663,707, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

9.) SECURITY TRANSACTIONS:
For Federal income tax purposes, the cost of investments owned at January 31, 2014 was $32,548,676. At January 31, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$4,944,217	($445,351)	$4,498,866

10.) CONTROL OWNERSHIP:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2014, Charles Schwab & Co., Inc. located at 101 Montgomery Street, San Francisco, California, for the benefit of its clients, held, in aggregate, 64.01% of the Institutional Class shares of the Fund, and therefore may be deemed to control the Institutional Class. As of January 31, 2014, NFS, LLC located at 200 Liberty Street, New York, New York, for the benefit of its clients, held, in aggregate, 58.87%, of the shares of the Retail Class shares of the

2014 Annual Report 14

Notes to Financial Statements - continued

Fund, and therefore may be deemed to control the Retail Class. Also, Charles Schwab & Co., Inc. located at 101 Montgomery Street, San Francisco, California, for the benefit of its clients, held, in aggregate, 25.44%, of the shares of the Retail Class shares of the Fund, and therefore may be deemed to control the Retail Class.

11.) DISTRIBUTIONS TO SHAREHOLDERS:
There was a distribution from long-term capital gain of $0.05879 per share and short-term capital gain of $0.28899 per share paid on December 23, 2013 for both classes in the Fund.

Distributions paid from Institutional Class:

	2014	2013
Short-Term Capital Gain	$ 551,939	$ -0-
Long-Term Capital Gain	112,282	64,330
	$ 664,221	$ 64,330

Distributions paid from Retail Class:

	2014	2013
Short-Term Capital Gain	$ 89,995	$ -0-
Long-Term Capital Gain	18,308	1,731
	$ 108,303	$ 1,731

As of January 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 610,043
Undistributed long-term capital gains	108,647
Unrealized appreciation on investments – net	4,498,866
$ 5,217,556

Book to tax differences are primarily attributable to the tax deferral of wash sales.

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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2014 Annual Report 17

ADDITIONAL INFORMATION
January 31, 2014
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT:
On January 21, 2014 the Board of Trustees (the “Trustees” or the “Board”) considered the renewal of the Management Agreement (the "Agreement") between the Trust and the Advisor (or “Management”), on behalf of the Walthausen Small Cap Value Fund. In reviewing the Agreement, the Board of Trustees received materials from the Advisor addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Advisor to discuss the terms of the Agreement. The Board reviewed the history of the Advisor, including background and investment management experience, as well as the Fund's performance since its' inception, important factors relating to the Fund's performance, the Advisor's investment and research strategy, the Advisor's strength, and expected expenses and revenue from the Fund.

Walthausen Select Value Fund

As to the performance of the Fund, the materials included information regarding the Fund's performance compared to a peer group of 26 similar funds with net assets between $20 million and $30 million as well as the overall Morningstar Small Blend category. For the 1-year period ended November 30, 2013, the Fund was up 43.10%, compared to 38.77% for the peer group, 38.63% for the category and 34.29% for the Russell 2500® Value Index. For calendar 2012, the Fund returned 21.18%, compared to 15.73% for the peer group, 15.46% for the category and 19.21% for the Russell 2500® Value Index. Since inception, the Fund had an average annualized return of 18.41% compared to 14.88% for the Russell 2500® Value Index. The Trustees discussed that the data showed that the Fund outperformed its peer group, category and benchmark for the 1-year, calendar 2012, and since inception through the period ended November 30, 2013. Having considered the comparative data as described above, the Board concluded that the performance of the Fund was exceptional.

As to the nature, extent and quality of the services provided by the Advisor, the Board analyzed the Advisor's experience and capabilities. A representative of the Advisor summarized the information provided to the Board. The Board discussed the Advisor's financial condition, the portfolio manager's background and investment management experience. Management noted that there were no changes in the personnel managing the Fund. Management also noted that there were no changes to the business or organization of the Advisor, noting only one departure since inception of the Advisor in 2007. The Board pointed out that such consistency in personnel was exceptional; to which the Advisor noted that all of the staff members have a vested interest in the success of the firm. The representatives of the Advisor reviewed and discussed with the Board the Advisor's ADV and the Rule 17j-1 Code of Ethics certifications. The Board discussed the quality of the Advisor's compliance efforts. The Board also reviewed the Advisor's financial stability. After reviewing the foregoing and further information from the Advisor, the Board concluded that the quality, extent, and nature of the services being provided by the Advisor were satisfactory and adequate. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were pleased and satisfied with the quality of services provided by the Advisor, and believe that the Advisor has the resources to meet its obligations under the Agreement. They noted that both portfolio management and CCO services were acceptable.

As to the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund, it was noted that the Advisor is paying substantially all ordinary operating expenses of the Fund pursuant to Services Agreement. Additionally, the Advisor provides the Fund with officers, including the CCO, marketing support and office space. Continuing, the Trustees considered that the Retail Class Shares may be subject to a distribution expense of 0.25% of the class' average daily net assets in accordance with Rule 12b-1 under the 1940 Act. However, they also noted that effective June 1, 2013, the Fund no longer pays or accrues any distribution fees for the Retail Class. Effective January 30, 2013, the Advisor contractually agreed to add breakpoints to the Service Agreement fees. Under the Services Agreement, the Fund accrues a fee at an annual rate of 0.45% on the Fund's average daily net assets up to $100 million, net assets between $100 million and $500 million are charged 0.25%, and Services Agreement fees for average daily net assets in excess of $500 million are reduced to 0.15% . Also, The Trustees noted that the Advisor has contractually agreed to waive, for the Institutional Class Shares through May 31, 2014, 0.25% of the applicable Service Agreement fees for the class' average daily net assets up to $100 million. A rep-

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Additional Information (Unaudited) - continued

resentative of the Advisor reviewed a summary of the Advisor's profitability resulting from the services provided to Select Value. It was noted that the Advisor had incurred losses related to its operation of Select Value during the last 12 months. The Board concluded that the Advisor has sufficient resources to continue to manage Select Value.

Turning to the level of expenses, the Board was presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from its peer group. Included in the comparison were funds with similar asset ranges and the overall Morningstar Small Blend category. It was also noted that the Advisor is responsible under the Services Agreement for paying all but a very small fraction of the Fund's ordinary expenses. The data showed that Institutional Class net expense ratio of 1.22% was below the average net expense ratio of 1.35% for the peer group and above the Morningstar category average of 1.32% . The Retail Class net expense ratio of 1.47% was above the average net expense ratios of the peer group and the Morningstar category average, but the Retail Class net expense ratio was noted to be within the range of the peer group. Additionally, it was noted that the management fee of 1.00% was above the peer group average of 0.90% and Morningstar category average of 0.77%, but also within the range of its peers. The Trustees reviewed information regarding other accounts managed with a similar investment strategy. A representative of the Advisor noted that the other investment advisory relationships are in a sub-advisory capacity and consequently not comparable to the services provided to the Fund. Fees for the sub-advisory services range from 0.40% to 0.50% of assets under management. The Trustees discussed the soft dollar benefits that the Advisor receives from Fund trades. Having considered the comparative data as described above, the Board concluded that the Fund's management fee and expense ratio were reasonable.

As for potential economies of scale, the Board discussed and considered information regarding whether economies of scale have been realized with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Advisor has added breakpoints to the Services Agreement contract, therefore, as the Fund grows shareholders will benefit from economies of scale. They concluded that breakpoints in the advisory fee were not necessary at this time.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Independent Trustees reported that after further consideration, they were pleased with the performance of the Advisor. It was the consensus of the Trustees, including the Independent Trustees that renewal of the Agreement would be in the best interest of the Fund.

2014 Annual Report 19

Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Ste 800 Cleveland, Ohio 44115 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Walthausen Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Walthausen Select Value Fund (the "Fund"), a series of Walthausen Funds, as of January 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Walthausen Select Value Fund as of January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
March 27, 2014

2014 Annual Report 20

TRUSTEES AND OFFICERS
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen	Held By
	Trust		Past 5 Years	By Trustee	Trustee

John B. Walthausen Sr.(2)	President	Since 2007	Managing Director, Walthausen &	2	None
Year of Birth: 1945	and Trustee		Co., LLC 9/1/07 to Present. Portfolio
Manager, Paradigm Capital
Management 1994 to 2007.

Mark L. Hodge	Secretary	Since 2008	Chief Compliance Officer,	N/A	N/A
Year of Birth: 1958	and Chief		Walthausen & Co., LLC, 2007 to
	Compliance		Present. V.P. Institutional Equity
	Officer		Sales, C. L. King & Associates, 2001
to 2007.

Stanley M. Westhoff Jr.	Treasurer	Since 2011	Equity Analyst, Walthausen & Co.,	N/A	N/A
Year of Birth: 1970			LLC, 2007 to Present. Equity
Analyst, Paradigm Capital
Management 2006 to 2007.
Administrative Assistant, Ace
Hardware Corp. 1997 to 2006.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.
(2) John B. Walthausen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of his affiliation with the Advisor.

Independent Trustees

			Principal	Number of	Other
Name, Address(1),	Position	Length of	Occupation(s)	Portfolios	Directorships
and Year of Birth	with the	Time Served	During	Overseen By	Held By
	Trust		Past 5 Years	Trustee	Trustee

Edward A. LaVarnway	Independent	Since 2008	Retired as of 5/10/13. Executive	2	None
Year of Birth: 1951	Trustee		Director, Fredric Remington Art
Museum, 8/15/05 to 5/10/13.

Hany A. Shawky	Independent	Since 2009	Founding Director, Center for Institu-
Year of Birth: 1947	Trustee		tional Investment Management,
			School of Business, University at	2	None
Albany, July 2002-October 2007.
Professor of Finance at the
University at Albany, N.Y. October
2007 to present.

Clara K. Wentland	Independent	Since 2008	Member of Mental Health Services	2	None
Year of Birth: 1949	Trustee		Council of New York State 3/31/04 to
3/31/08.

(1) The address of each Trustee and Officer is c/o Walthausen Funds, 2691 Route 9, Suite 102, Malta, NY 12020.

The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2014 Annual Report 21

Board of Trustees
Edward A. LaVarnway
Hany A. Shawky
John B. Walthausen
Clara K. Wentland

Investment Advisor and Administrator
Walthausen & Co., LLC

Legal Counsel
Thompson Hine LLP

Custodian
The Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Sub-Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Walthausen
Select Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

WALTHAUSEN SELECT VALUE FUND
2691 Route 9, Suite 102
Malta, NY 12020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 1/31/14	FYE 1/31/13
Audit Fees	$24,600	$24,600
Audit-Related Fees	$1,200	$1,200
Tax Fees	$6,000	$5,000
All Other Fees	$1,000	$1,000

Nature of Audit-Related Fees: Consent Fee.
Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 1/31/14	FYE 1/31/13
Registrant	$7,000	$6,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WALTHAUSEN FUNDS

By: /s/John B. Walthausen John B. Walthausen President Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/John B. Walthausen John B. Walthausen President Date: March 28, 2014

By: /s/Stanley M. Westhoff Jr. Stanley M. Westhoff Jr. Chief Financial Officer Date: March 28, 2014